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                                  EXHIBIT 10.14

                       2001 Common Stock Compensation Plan

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                                  MIRENCO, INC.

                       2001 COMMON STOCK COMPENSATION PLAN

     THIS 2001 COMMON STOCK COMPENSATION PLAN ("Plan"), effective as of the date of its approval by the Board of Directors, the 31st day of March, 2001, is hereby adopted and established by Mirenco, Inc., an Iowa corporation, ("Company") and will be maintained by the Company for the purpose of providing stock options and stock appreciation rights for selected management, key employees, Advisors and Consultants as provided herein.

                              Article I -- Purpose

     The purpose of the Plan is to provide additional incentive to those officers, employees, advisors and consultants of the Company and any Subsidiary whose substantial contributions are essential to the continued growth and success of the business of the Company or Subsidiary in order to strengthen their commitment to the Company or Subsidiary, to motivate them to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and its Subsidiaries. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights.

                            Article II -- Definitions

     2.01 Scope. For purposes of this Plan, unless the language or context clearly indicates that a different meaning is intended, capitalized terms have the meaning specified in this Article.

     2.02 Definitions. The following terms used in this Plan shall have the following meanings:

     (a) "Advisor" or "Consultant" shall mean an advisor or consultant who is an independent contractor with respect to the Company or a Subsidiary, and who provides bona fide services (other than in connection with the offer or sale of securities in a capital raising transaction) to the Company or a Subsidiary; who is not an employee, officer, or director of the Company or any of its Subsidiaries; and whose services the Committee determines are of vital importance to the overall success of the Company or any of its Subsidiaries.

     (b) "Agreement" shall mean the written agreement evidencing the grant of an Award and setting forth the terms and conditions thereof.

     (c) "Award" shall mean, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, or both as the context requires.

     (d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

     (e) "Change in Control" shall mean any one of the following events:

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          (1) any "person" or group of persons acting in concert (as defined in
     Sections 13(d) and 14(d) of the Exchange Act), other than the Company, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, acquires, directly or indirectly, after the Effective Date of this Plan "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of any class of securities representing at least thirty percent (30%) of the combined voting power of the Company;

          (2) the stockholders of the Company approve a merger or consolidation other than (i) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least fifty percent (50%) of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger effected to implement a recapitalization of the Company (or similar transaction) in which the shareholders of the Company immediately prior to the recapitalization (or similar transaction) acquire at least fifty percent (50%) of the combined voting power of the Company's then outstanding securities through the recapitalization (or similar transaction); or

          (3) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean a committee which may be appointed by the Board to administer the Plan to perform the functions set forth herein, and if the Company has shares of stock registered under the Securities Act, and is a reporting company pursuant to Section 12 of the Exchange Act, the Committee shall thereafter be composed of two or more directors who are Non-Employee Directors, as defined in paragraph (b)(3)(i) of Rule 16b-3, or any other successor rule thereto, under the Exchange Act. Unless and until the Board appoints such Committee, the Board shall administer the Plan and perform the functions set forth herein, and references herein to the Committee shall be deemed to refer to the Board.

     (h) "Company" shall mean Mirenco, Inc., an Iowa corporation, or any successor thereto.

     (i) "Disability" shall mean, if the Participant is covered by an individual or group long-term disability policy paid for by the Company or a Subsidiary, disability as defined in such policy without regard to any waiting period. If the Participant is not covered by such a policy, Disability means the Participant suffering a sickness, accident or injury which in the judgment of a physician satisfactory to the Company, prevents the Participant from performing substantially all of his or her normal duties for the Company and/or its Subsidiaries. As a condition to any benefits, the Company may require the Participant to submit to such physical or mental evaluations and tests as the Company deems appropriate. "Disabled" shall mean to suffer from a Disability.

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     (j) "Effective Date" shall mean the date first written above on which this
Plan was adopted by the Board.

     (k) "Eligible Employee" shall have the meaning given to it by Article V.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" shall mean the fair market value of one (1) Share as determined by the Committee in good faith and in its sole discretion, provided, however, that (1) if the Shares are then admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the last sale price reported for one (1) Share on such exchange on such date or on the last date preceding such date on which a sale was reported, (2) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, the Fair Market Value on any date shall be the last sale price reported for one
(1) Share on such system on such date or on the last day preceding such date on which a sale was reported, or (3) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, the Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of one
(1) Share on such system on such date. Such determination of the Fair Market Value shall be conclusive and binding on the Participant and all other persons.

     (n) "Free Standing Stock Appreciation Right" shall mean a Stock Appreciation Right that is not granted in conjunction with the grant of an Option.

     (o) "Incentive Stock Option" shall mean an Option within the meaning of
Section 422 of the Code.

     (p) "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

     (q) "Option" shall mean an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

     (r) "Participant" shall mean a person to whom an Award has been granted under the Plan.

     (s) "Plan" shall mean the Mirenco, Inc. 1998 Common Stock Compensation Plan, as amended or restated from time to time.

     (t) "Related Stock Appreciation Right" shall mean a Stock Appreciation Right that is granted in conjunction with the grant of an Option.

     (u) "Retirement" shall mean termination of employment with the Company or a Subsidiary by a Participant (other than as a result of death or Disability), if the Participant is at least sixty (60) years of age.

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     (v) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (w) "Share" shall mean shares of common stock, without par value, of the Company.

     (x) "Stock Appreciation Right" shall mean the right to receive all or some portion of the increase in the value of the Shares as provided in Article VII hereof.

     (y) "Subsidiary" shall mean any corporation in a descending, unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (z) "Ten-Percent Stockholder" shall mean an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

                          Article III -- Administration

     3.01 Committee Administration. The Plan shall be administered by the Board or, if the Board so determines, by a Committee, and if the Company has shares of stock registered under the Securities Act, and is a reporting company pursuant to Section 12 of the Exchange Act, the Committee shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. All actions, determinations or interpretations made in good faith with respect to the Plan or any Option shall be conclusive and binding on the Participants and all other persons. The Company shall pay all expenses incurred in the administration of the Plan.

     3.02 Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power to perform any and all actions, determinations and interpretations related to the administration of the Plan, including, without limitation, the power from time to time:

                  (a) to determine those Eligible Employees to whom Awards shall be granted under the Plan and the number of Shares subject to such Awards to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Award, including the purchase price per share of each Award, and the forfeiture provisions, if any, if the Employee leaves the employment of the Company or a Subsidiary within a prescribed time or acts against the interests of the Company within a prescribed time;

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           (b) to construe and interpret the Plan, the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, and(subject to the provisions of Article X below) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

           (c) to determine the duration and purposes for leaves of absence which maybe granted to a Participant without constituting a termination of employment or service for purposes of the Plan; and

           (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

                       Article IV -- Stock Subject to Plan

         4.01 Number of Shares. The maximum number of Shares that may be issued or transferred pursuant to Awards granted under this Plan is Two Hundred Fifty Thousand (250,000) Shares of common stock (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted pursuant to Article IX), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares, such number of Shares.

         4.02 Terminated Options. Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated (other than by exercise of the Award ), the Shares allocable to the unexercised portion of such Award may again be the subject of Awards hereunder.

                             Article V - Eligibility

         Eligible Employees shall be the officers, employees, Advisors and Consultants of the Company and any Subsidiary who, in the view of the Committee, occupy managerial, professional, or key positions, or who provide valuable services, and who, in the view of the Committee, have the capability of making a substantial contribution to the success of the Company. In making the selection and in determining the form and amount of Awards, the Committee may give consideration to the functions and responsibilities of the individual, past and potential contributions to profitability and sound growth, the value of the individual's services to the Company, and any other factors deemed relevant by the Committee. The Committee shall have full and final authority on selecting those Eligible Employees who will receive Awards, provided, however, only individuals who are treated as employees of the Company or any Subsidiary pursuant to the relevant provisions of the Code may receive Incentive Stock Options.

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                      Article VI -- Options

          The Committee may grant Options to any Eligible Employee in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

         6.01 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided, however, that the purchase price per Share under (a) each Nonqualified Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share at the time the Option is granted, (b) each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted, and (c) each Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than one hundred ten (110%) of the Fair Market Value of a Share at the time the Option is granted.

         6.02 Duration. Options granted hereunder shall be for a term which will expire on March 31, 2010, or five (5) years from the date it is granted in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

         6.03     Non-transferability.

                  (a) No Option granted hereunder shall be transferable by the Participant to whom such Option is granted otherwise than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of such Participant only by the Participant, or the Participant's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs, assignees and successors of the Participant.

                  (b) At the discretion of the Committee and in accordance with the provisions of Section 14.03, any Agreement may provide for the designation of a beneficiary of the Participant, who may exercise the Option after the Participant's death and obtain the economic benefits thereof, subject to the consent of the Participant's spouse where required by law.

         6.04 Vesting. Subject to Section 6.05, the vesting period shall be specifically set forth in the Agreement, including any acceleration of vesting upon the occurrence of a death, Retirement, or Disability of the Participant. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         6.05 Accelerated Vesting. Notwithstanding the provisions in Section 6.04,each Option granted to a Participant shall become vested in full and immediatelyexercisable upon the occurrence of a Change in Control.

         6.06 Termination of Employment. In the event that a Participant ceases to be employed by, or ceases to provide services to, the Company and all Subsidiaries, any outstanding unvested Options held by such Participant shall, unless this Plan or the Agreement evidencing such Option provides otherwise, terminate as follows:

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                  (a) If the Participant's termination of employment is due to his or her death, Disability, or Retirement, all remaining unvested Options granted in the Agreement shall terminate immediately; and

                  (b) If the Participant's termination of employment is for any other reason (including a Participant's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the outstanding, unvested Options shall terminate immediately.

         Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section, but in no event beyond the term of the Option.

         6.07 Cancellation and Recission of Options. Unless the Agreement specifies otherwise, the Committee may cancel and rescind any unexpired, unpaid, unexercised, or deferred Options (whether vested or unvested pursuant to this Article VI) at any time before the exercise thereof, if the Participant is not in compliance with the following conditions:

                  (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company or any Subsidiary, or which organization or business, or the rendering of services to such organization or business, is or becomes prejudicial to or in conflict with the interests of the Company or any Subsidiary. For Participants whose employment has terminated, the judgment of the Committee shall be based on the Participant's position and responsibilities while employed by the Company or its Subsidiaries; the Participant's post-employment responsibilities and position with the other organization or business; the extent of past, current, and potential competition or conflict between the Company (or Subsidiary) and the other organization or business; the effect of the Participant's assuming the post-employment position on the Company's or its Subsidiary's customers, suppliers, and competitors; and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as such investment does not represent a greater than five percent (5%) equity interest in the organization or business.

                  (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or Subsidiaries, or use in other than the Company's or Subsidiary's business, any information or materials determined to be confidential by the Committee relating to the business of the Company or its Subsidiaries, acquired by the Participant either during or after employment with the Company or its Subsidiaries.

         6.08 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The

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purchase price for any Shares purchased pursuant to the exercise of an
Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by (a) a loan made by the Company to the Participant, or (b) transferring Shares already owned to the Company pursuant to Section 6.09. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

         6.09 Alternative Payment Method. If the Committee, in its sole discretion, determines that the Participant may pay for the purchase price of Shares purchased pursuant to an exercise of an Option by using Shares already owned, the Participant shall deliver a notarized statement of ownership (hereinafter, "Statement"), in a form to be determined by the Committee, to the Company indicating that the Participant owns Shares of sufficient number and value to cover the purchase price of the Shares purchased pursuant to the exercise of the Option. However, no surrender of the actual stock certificates relating to the Shares listed in the Statement is necessary. The number of Shares in the Statement will be treated as a constructive payment of the purchase price, and the Participant shall retain ownership of such Shares. The Company shall issue a stock certificate for a number of Shares equal to the Shares purchased pursuant to the Option minus the number of Shares used for the constructive payment. All Shares listed in the Statement shall be valued at their Fair Market Value.

         6.10 Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered the Shares to the Participant, (c) the Participant's name shall have been entered as a stockholder of record on the books of the Company and (d) the provisions of Section 13.07 have been satisfied. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares.

         6.11 Annual Limitation. To the extent that the aggregate Fair Market Value (measured at the date of grant) of Incentive Stock Options which become exercisable for the first time by any Participant during any calendar year exceeds one hundred thousand dollars ($100,000), the excess of such Options shall be treated as Nonqualified Stock Options.

         6.12 Effect of Exercise. The exercise of any Option shall cancel that number of Related Stock Appreciation Rights, if any, which is equal to the number of Shares purchased pursuant to the exercised Option.

         6.13 Registration Rights. As promptly as practicable after the Company's listing on any NASDAQ or other exchange, the Company shall cause the shares underlying this Option to be registered for trading by use of S-8 or other registration statement filed with the Securities and Exchange Commission.

                    Article VII -- Stock Appreciation Rights

         7.01 Grant. The Committee may from time to time, and subject to such other terms and conditions as the Committee may prescribe, grant a Free Standing Stock Appreciation Right or a

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Related Stock Appreciation Right to any Eligible Employee. The terms and conditions of such Stock Appreciation Right shall be set forth in the Agreement. A Related Stock Appreciation Right shall be related on a one-for-one basis to Shares which are subject to the Option concurrently being granted under the Plan to the grantee of such Related Stock Appreciation Right. A Related Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, and shall only be granted at the same time as the related Option is so granted. A Free Standing Stock Appreciation Right may be granted by the Committee at any time.

         7.02 Exercise of a Related Stock Appreciation Right. A Participant who has been granted a Related Stock Appreciation Right may, in lieu of the exercise of an equal number of Options, elect to exercise one or more Related Stock Appreciation Rights and thereby become entitled to receive from the Company payment of the amount determined pursuant to Section 7.05. Related Stock Appreciation Rights shall be exercisable only to the same extent and subject to the same conditions as the Option or Options related thereto are exercisable, as provided for in Article VI. A Related Stock Appreciation Right issued in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of such Option. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Related Stock Appreciation Rights.

         7.03 Exercise of Free Standing Stock Appreciation Rights. Free Standing Stock Appreciation Rights generally will be exercisable at such time or times, and may be subject to such other terms and conditions, as shall be determined by the Committee, in its discretion, and such terms and conditions shall be set forth in the Agreement; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date it is granted. No Free Standing Stock Appreciation Right granted hereunder shall be transferable by the Participant to whom such right is granted otherwise than by will or the laws of descent and distribution, and a Free Standing Stock Appreciation Right may be exercised during the lifetime of such Participant only by the Participant or such Participant's guardian or legal representative. The terms of such Free Standing Stock Appreciation Right shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

         7.04 Change in Control. Notwithstanding any other provision in this Plan, each Stock Appreciation Right granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

         7.05 Amount Payable. Upon the exercise of each Stock Appreciation Right, the Participant shall be entitled to receive the following:

                  (a) If the Participant exercised a Free Standing Stock Appreciation Right, the amount equal to the excess of the Fair Market Value of one Share on the exercise date over the Fair Market Value of one Share on the grant date; and

                  (b) If the Participant exercised a Related Stock Appreciation Right, the amount equal to the excess of the Fair Market Value of one Share on the exercise date over the exercise price for one Share under the Option to which the Stock Appreciation Right relates.

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         7.06 Effect of Exercise. The exercise of a Related Stock Appreciation
Right shall cancel an equal number of Shares subject to Options related thereto.

         7.07 Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and with respect to a Related Stock Appreciation Right, the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement or Agreements to the Participant.

         7.08 Form of Payment. Payment of the amount determined under this Article, may be made solely in whole Shares in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right, or alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within sixty (60) days following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                              Article VIII -- Loans

         8.01 Provision for Loans. The Company or any Subsidiary may make loans to a Participant in connection with the exercise of an Option, subject to the terms and conditions in this Article and such other terms and conditions not inconsistent with the Plan including the rate of interest, as the Committee shall impose from time to time.

         8.02 Amount. No loan made under the Plan shall exceed the sum of (a) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (b) if applicable, the amount of the reasonably estimated income and payroll taxes payable by the Participant with respect to the exercise of the Option. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares received pursuant to such exercise.

         8.03 Term. No loan shall have an initial term exceeding five (5) years, provided, however, that loans under the Plan shall be renewable at the discretion of the Committee, and provided, however, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (a) one (1) year after termination of the Participant's employment due to death or Disability, or (b) the date of termination of the Participant's employment for any reason other than death or Disability.

         8.04 Payment. Loans under the Plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to part or all of the outstanding balance of such loan.

     8.05 Security. A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged Shares no longer required as security may be released to the Participant.

     8.06 Other Provisions. Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and shall satisfy the applicable laws and regulations under the Code for imputed interest.

              Article IX -- Adjustment and Modification of Options

     9.01 Change in Capitalization. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, or exchange of shares or other similar corporate change, the Committee will adjust on a pro-rata basis appropriate to the aggregate number and kind of Shares issuable under the Plan, the number and kind of Shares covered by Awards made under the Plan, and the exercise price of outstanding Options. Any fractional Share resulting from such adjustment shall be rounded up to the nearest whole Share. The adjustment provided for by this Section shall be conclusive and binding on all Participants and all other persons.

     9.02 Incentive Stock Options. Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     9.03 Exercise after a Transaction. In the event of any liquidation, dissolution, merger, consolidation or other reorganization (collectively, a "Transaction") of the Company, the Options and Agreements shall continue in effect in accordance with their respective terms, except that following a Transaction each Participant, upon the exercise of any Option, shall be entitled to receive in respect of each Share subject to an Option the same number and kind of stock, securities, cash, property or other consideration, as the case may be, that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

     9.04 Modification and Assumption. Within the limitations of the Plan, the Committee may modify, assume, cancel or accept the cancellation of Options in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, provided, however, no modification, assumption or cancellation of an Option shall, without the written consent of the Participant, impair the Participant's rights or increase or decrease the Participant's obligations under such Option.

                Article X --Termination and Amendment of the Plan

     10.01 Termination. The Plan shall terminate on the day preceding the tenth anniversary of its Effective Date, except with respect to Awards outstanding on such date, and no Awards may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Article IX hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3, or any successor provision thereto, under the Exchange Act, or (b) to comply with any other law, regulation or stock exchange rule.

     10.02 Effect of Amendment. Except as provided in Article IX hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Participant.

                    Article XI -- Non-Exclusivity of the Plan

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                     Article XII -- Limitation of Liability

     12.01 Limitation. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

        (a) give any officer, employee, Advisor or Consultant any right to be granted an Award other than at the sole discretion of the Committee;

        (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

        (c) limit in any way the right of the Company or its Subsidiaries to terminate the employment of any person at any time; or

        (d) be evidence of any agreement or understanding, expressed or implied, that the Company, or its Subsidiaries, will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

     12.02 Liability and Indemnification.

        (a) Notwithstanding any provision herein to the contrary, neither the Company, any of its Subsidiaries nor any individual acting as an employee, agent, or director of the Company or any Subsidiary shall be liable to any Participant, former Participant, designated Beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Company, Subsidiary or any such employee, agent, or director of the Company or Subsidiary.

        (b) The Company shall indemnify, to the fullest extent permitted by law, members of the Committee and directors and employees of the Company, both past and present, to whom are or were delegated duties, responsibilities or authority with respect to the Plan, against any and all claims, losses, liabilities, fines, penalties and expenses (including, but not limited to, all legal fees relating thereto), reasonably incurred by or imposed upon such persons, arising out of any act or omission in connection with the operation and administration of the Plan, other than fraud or willful misconduct.

         Article XIII -- Regulations and Other Approvals; Governing Law

     13.01 Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Iowa.

     13.02 Obligation to Issue Shares. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     13.03 Rule 16b-3. After the Company has shares of stock registered under the Securities Act, and is a reporting company pursuant to Section 12 of the Exchange Act, any provisions of the Plan inconsistent with Rule l6b-3, or any successor provision thereto, under the Exchange Act shall be inoperative and shall not affect the validity of the Plan.

     13.04 Mandatory Changes. Except as otherwise provided in Article X, the Board may make such changes in the Plan or any Agreement as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Participants granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     13.05 Securities Laws. Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     13.06 Transfer Restrictions. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Company may place a restrictive legend on the share certificate indicating such restrictions. Furthermore, the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant are acquired for investment only and not with a view to distribution.

         13.07 Share Agreements. The Committee, in its sole discretion, may require any Participant, beneficiary, guardian or legal representative of a Participant or any other person to execute one (1) or more agreements, relating to the Shares of the Company, with the Company and/or any of the Company's shareholders; and no Share may be issued by the Company pursuant to an exercise of an Option or Stock Appreciation Right, unless and until such agreements, if any, are executed.

                           Article XIV --Miscellaneous

         14.01 Multiple Agreements. The terms of each Award may differ from, other Awards granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

         14.02    Withholding of Taxes.

                  (a) Whenever the Company proposes to issue or transfer Shares under the Plan, the Company shall have the right to require the Participant to remit to the Company prior to the issuance of any stock certificates and to deduct from any payment of cash to the Participant an amount sufficient to satisfy any federal, state, and local withholding tax requirements.

                  (b) Whenever under the Plan payments are to be made in cash, such payments will be net of an amount sufficient to satisfy any federal, state, and local withholding tax requirements.

                  (c) With the consent of the Committee, any Participant may satisfy, totally or in part, the obligations pursuant to Section 14.02(a) by electing to have Shares withheld having a Fair Market Value equal to the amount of cash required to be withheld. All elections shall be irrevocable, and be made in writing and signed by the Participant prior to the day of exercise.

                  (d) The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an Incentive Stock Option, and such disposition occurs within the two (2) year period commencing on the day after the date of grant of such Option or within the one (1) year period commencing on the day after the date of transfer of the Share or Shares to the Participant pursuant to the exercise of such Option, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Participant the Company is required to withhold.

         14.03    Designation of Beneficiary.

                  (a) Each Participant may, with the consent of the Committee, designate a person or persons to receive in the event of such Participant's death, any Award or any amount of Shares payable pursuant thereto, to which such Participant would then be entitled on forms supplied by the Company. The Participant may revoke or amend a designation at any time by a subsequent written designation. However, no such designation, revocation or amendment shall be effective unless signed and dated by the Participant and delivered to the Company within the Participant's lifetime. The Company makes no guarantees or assurances that the beneficiary forms supplied by the Company will effect a proper nontestamentary transfer of any Award or amount of Shares. The Participant is solely responsible for determining whether any form submitted to the Company is in compliance withthe laws of the applicable jurisdiction at the time of his or her death.

                  (b) In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Options, Stock Appreciation Rights, and/or amounts payable to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options, Stock Appreciation Rights, and/or amounts payable to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         14.04 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.05 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.06 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         14.07 Headings and Captions. The headings and captions in this Plan are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         14.08 Shareholder Approval. Shareholder approval of this Plan is required to qualify any Option as an Incentive Stock Option, and if shareholder approval is not received within twelve (12) months after the Effective Date of this Plan, any Awards of Incentive Stock Options shall be automatically converted into Nonqualified Stock Options.

         IN WITNESS WHEREOF, this Plan is made effective as of the day, month and year first above written.

                                                                   MIRENCO, INC.
                                                          By: /s/ Dwayne Fosseen
                                                Dwayne Fosseen, CEO and Chairman

SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mirenco, Inc.
(Registrant)



By:       /s/  Debbie L. Pickard
         Debbie L. Pickard
         Chief Financial Officer

         Date:    March 29, 2002

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/  Dwayne Fosseen
         Dwayne Fosseen
         Chairman of the Board,
         Chief Executive Officer
         and Director

         Date:     March 29, 2002
                -----------------


By:       /s/  Don Williams
         ------------------------
         Don Williams
         Director

         Date:     March 29, 2002
                -----------------


By:       /s/  J. Richard Relick
         ------------------------
         J. Richard Relick
         Director, Chief Operating Officer,
         and Secretary

         Date:     March 29, 2002
                ------------------